                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-43

                                INVESTMENT TRUST
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Small Company Stock Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	33.77%	5.35%	4.71%	5.44%
Class B(a)	32.68%	4.46%	3.85%	4.58%
Class C(a)	32.74%	4.49%	3.87%	4.61%
Russell 2000 Index+	36.50%	-.82%	7.46%	5.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 9/30/03	$ 21.43	$ 21.03	$ 21.04
9/30/02	$ 16.02	$ 15.85	$ 15.85

Class A Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	166	of	504	33

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Small Company Stock Fund - Class A(c) [] Russell 2000 Index+

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$12,608	$11,020	$11,863	$13,417
	Average annual total return	26.08%	3.29%	3.48%	4.51%
Class B(c)	Growth of $10,000	$12,968	$11,199	$11,977	$13,478
	Average annual total return	29.68%	3.85%	3.67%	4.58%
Class C(c)	Growth of $10,000	$13,142	$11,293	$11,970	$13,364
	Average annual total return	31.42%	4.14%	3.66%	4.45%
Russell 2000 Index+	Growth of $10,000	$13,650	$9,755	$14,332	$14,406
	Average annual total return	36.50%	-.82%	7.46%	5.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns during the 5-year and Life of Fund periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns would have been lower.
** The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Small Company Stock Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investing in securities of small companies may involve greater risk/volatility than investments in larger companies.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Small Company Stock Fund	1-Year	3-Year	5-Year	Life of Fund**
Class AARP	34.06%	5.63%	4.99%	5.74%
Class S(a)	34.08%	5.64%	5.00%	5.73%
Russell 2000 Index+	36.50%	-.82%	7.46%	5.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 9/30/03	$ 21.57	$ 21.56
9/30/02	$ 16.09	$ 16.08

Class AARP Lipper Rankings* - Small-Cap Core Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	157	of	504	32
3-Year	127	of	355	36
5-Year	240	of	259	93

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Small Company Stock Fund - Class AARP [] Russell 2000 Index+

Yearly periods ended September 30

Comparative Results*
Scudder Small Company Stock Fund		1-Year	3-Year	5-Year	Life of Fund**
Class AARP	Growth of $10,000	$13,406	$11,787	$12,759	$14,497
	Average annual total return	34.06%	5.63%	4.99%	5.74%
Class S(a)	Growth of $10,000	$13,408	$11,788	$12,760	$14,498
	Average annual total return	34.08%	5.64%	5.00%	5.73%
Russell 2000 Index+	Growth of $10,000	$13,650	$9,755	$14,332	$14,406
	Average annual total return	36.50%	-.82%	7.46%	5.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the 5-year and Life of Class periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class AARP shares; rankings for share classes may vary.
** The Fund commenced operations on February 1, 1997. Index returns begin on January 31, 1997.
a Returns shown for Class S shares for the periods prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP of the Scudder Small Company Stock Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may vary, expenses ratios are the same.

Investing in securities of small companies may involve a greater risk/volatility than investments in larger companies.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Small Company Stock Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Small Company Stock Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Janet Campagna

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2003.

• Head of global and tactical asset allocation.

• Investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999.

• Over 15 years of investment industry experience.

• Master's degree in Social Science from California Institute of Technology.

• Ph.D in Political Science from University of California at Irvine.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income and derivative securities at J.P. Morgan.

• Senior portfolio manager for Multi Asset Class Quantitative Strategies: New York.

• Joined the fund in 2003.

On May 16, 2003 Portfolio Managers Janet Campagna and Robert Wang assumed responsibility for managing Scudder Small Company Stock Fund. Below they review the fund's performance, market environment and strategy for its most recent fiscal year ended September 30, 2003.

Q: How did Scudder Small Company Stock Fund perform over its most recent fiscal year?

A: The fund posted a total return of 33.77% (Class A shares unadjusted for sales charge) for the 12 months ended September 30, 2003. (Please see pages 3 through 8 for performance of other share classes.) This return compares with the 36.50% return of the fund's benchmark, the Russell 2000 Index. Large-cap stocks as represented by the S&P 500 index returned 24.40% over the same period.1

1 The Standard & Poor's 500 index (S&P 500) is an unmanaged group of large-company stocks. Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

Q: Will you discuss the general market environment during the period?

A: During the past 12 months, major events that affected the economy and markets included the buildup to war in Iraq and its aftermath, the falling US dollar, and the Federal Reserve Board's strong monetary program. Through its policies, the Fed has been attempting to restart the US economy, while walking a tightrope to stave off inflation as well as deflation. Stocks in general, especially small-cap stocks, enjoyed strong performance during most of the period. The relief of risk aversion by investors was a tremendous boost to the prices of small-cap stocks. Investors snapped up small stocks in a fashion not seen for several years. Sometimes the purchases were based on sound fundamentals, though often it seemed investors were simply bargain-hunting, buying up stocks only because their prices were beaten down.

Q: What factors contributed to the fund's performance?

A: For us as managers, all of our contribution to return comes from stock selection; the fund remains neutral to the various industry weightings within its benchmark. The largest contributor to fund returns over the period was the capital goods sector, where strong stock selection paid off. The fund's total return within this sector over the 12-month period was 40.78% versus 27.15% for the benchmark. Within industrials, AMREP Corp., which specializes in real estate as well as fulfillment and magazine distribution, was the largest contributor to performance. The company displayed excellent fundamentals, and we chose to be overweight to the benchmark.2 (As one means of managing the fund's risk levels, however, we attempt to avoid taking more than a 2% overweight in any security relative to the benchmark.)

2 "Overweight" means we hold a higher percentage of a particular security than its baseline representation in the benchmark index.

The largest detractor from performance was technology hardware and equipment. The losses, which resulted from poor stock selection within this sector, occurred mainly during the fourth quarter of 2002. Within this sector, the benchmark outperformed the fund significantly during the 12-month period. Crown Castle International Corp.,* a technology company that we underweighted (we held a lower percentage of its stock than the benchmark), hurt performance because the stock's price skyrocketed during the period.

* No longer held as of 9/30/03.

Q: What else caused the fund's underperformance compared with its benchmark?

A: Overall, the fund outperformed its benchmark in eight of the 12 preceding months. But when the fund underperformed, the underperformance was significant. As we mentioned, there were certain months during the period - including October, November and July - when investors were mainly snapping up heavily discounted stocks on strong economic or political news and ignoring the fundamental characteristics of individual companies. These periods make it difficult for the various criteria within our investment model - including momentum signals - to discriminate successfully and identify worthwhile stocks to own. And these are the periods in which the fund underperformed its benchmark. However, we are encouraged by the market's return to more fundamentally based behavior in August and September. We are hopeful that in the coming months investors will continue to judge individual companies on their merits and earning potential.

Q: Will you describe the portfolio team's investment philosophy?

A: We use a quantitatively based, disciplined stock selection methodology that uses a large number of data inputs. Unlike other quantitatively based funds, we also employ the experienced judgment of everyone on the portfolio team. Using our methodology, we believe we can evaluate a much larger pool of stocks in a more objective manner compared with similar funds. We also tend to hold more stocks in our portfolio than traditional managers. We believe that it is difficult to make objective judgments about stocks based on type of industry, market capitalization and investment style, so we typically don't select stocks using those factors. Based on various company fundamentals, we make a large number of small allocations where we either hold a higher percentage of a particular stock or a lower percentage of a stock than the fund's benchmark. By doing this, we believe that we can achieve outperformance over time relative to the benchmark.

Q: What economic and market trends are you detecting at present?

A: We believe that US economic recovery has begun. Third-quarter economic statistics - as well as predictions for the fourth quarter - appear to reflect an improvement. Fed policy has been largely responsible for this. At the same time, we have yet to see dramatic labor hiring or significant increases in corporate spending, and we await signs of a stronger economic rebound. In terms of the financial markets, events over the past 12 months - especially the high level of geopolitical tension during the fourth quarter of 2002 and the first quarter of 2003 - spurred significant market volatility. Recently, volatility has subsided within the large-cap sector, and we're hopeful that small-cap stocks will enjoy a similarly stable environment in the coming months. Going forward, we will continue to employ a disciplined investment approach that seeks to invest in companies that exhibit strong growth and value characteristics relative to their peer groups. Our portfolio team will continue to seek attractive value by paying particular attention to the quality of the earnings of the companies in which we invest. We believe that Scudder Small Company Stock Fund remains an attractive vehicle for investors seeking long-term capital appreciation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2003

Asset Allocation	9/30/03	9/30/02

Common Stocks	96%	98%
Cash Equivalents	4%	2%
	100%	100%

Stock Characteristics at September 30, 2003
Median Values	Fund	Russell 2000 Index	Fund as % of Index
Market Capitalization ($ millions)	633	403	165%
Price/Earnings	16.59	20.81	80%
Return on Equity	9.63	2.10	459%
Sales Growth (10-year)	8.62	8.81	98%
Number of Stocks	314	1,971

Asset allocation and stock characteristics are subject to change.

Sectors/Largest Equity Holdings at September 30, 2003
1. Information Technology (20%) Titan Corp. Provider of information and communications products
2. Financials (20%) UCBH Holdings, Inc. Provider of banking services
3. Consumer Discretionary (15%) Kellwood Co. Designer, manufacturer, marketer and seller of consumer apparel products
4. Industrials (15%) AMREP Corp. Developer and builder of single-family homes
5. Health Care (13%) AMERIGROUP Corp. Provider of health care benefits through state-sponsored programs
6. Materials (4%) Louisiana-Pacific Corp. Manufacturer and distributor of oil and natural gas
7. Energy (4%) Patina Oil & Gas Corp. Developer and producer of oil and gas
8. Utilities (2%) Southwestern Energy Co. Explorer, producer and distributor of oil and natural gas
9. Telecommunications Services (2%) Western Wireless Corp. "A" Provider of wireless communication services
10. Consumer Staples (1%) Flowers Food, Inc. Producer and marketer of baking and dessert products

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

	Shares	Value ($)

Common Stocks 95.9%
Consumer Discretionary 15.4%
Auto Components 0.7%
Aftermarket Technology Corp.*	9,300	106,113
Dura Automotive Systems, Inc. "A"*	10,000	95,200
Stoneridge, Inc.*	20,900	307,439
Tenneco Automotive, Inc.*	44,500	279,905
		788,657
Distributors 0.6%
Handleman Co.	36,100	609,368
Hotels, Restaurants & Leisure 2.6%
Choice Hotels International, Inc.*	20,000	580,400
Isle of Capri Casinos, Inc.*	20,500	406,105
P.F. Chang's China Bistro, Inc.*	16,500	748,275
Panera Bread Co. "A"*	18,100	741,376
Shuffle Master, Inc.*	12,300	334,314
		2,810,470
Household Durables 1.2%
M/I Schottenstein Homes, Inc.	11,900	472,073
Toro Co.	14,000	630,000
WCI Communities, Inc.*	13,200	217,800
		1,319,873
Internet & Catalog Retail 0.6%
drugstore.com, Inc.*	26,100	199,665
J. Jill Group, Inc.*	22,600	259,900
Priceline.com, Inc.*	8,900	258,011
		717,576
Media 1.3%
ADVO, Inc.*	4,900	203,987
AMC Entertainment, Inc.*	25,100	336,340
Charter Communications, Inc. "A"*	89,100	367,092
Courier Corp.	2,600	132,366
Hollinger International, Inc.	17,200	212,420
Netflix, Inc.*	5,800	194,938
		1,447,143
Specialty Retail 4.8%
Aaron Rents, Inc.	10,450	218,928
Charming Shoppes, Inc.*	103,300	589,843
Haverty Furniture Companies, Inc.	17,900	327,212
Hollywood Entertainment Corp.*	27,200	462,400
Hot Topic, Inc.*	26,400	595,056
Movie Gallery, Inc.*	23,600	463,740
Pacific Sunwear of California, Inc.*	33,000	681,780
Stage Stores, Inc.*	22,000	560,560
Urban Outfitters, Inc.*	21,000	547,260
Wilsons The Leather Experts, Inc.*	12,600	100,674
Zales Corp.*	16,500	732,765
		5,280,218
Textiles, Apparel & Luxury Goods 3.6%
Brown Shoe Co., Inc.	16,700	529,390
G-III Apparel Group Ltd.*	23,800	231,812
Kellwood Co.	22,600	755,970
Oxford Industries, Inc.	11,300	725,460
Phillips-Van Heusen Corp.	29,700	445,797
Quicksilver Resources, Inc.*	41,100	655,545
Russell Corp.	13,100	213,530
Wellman, Inc.	50,800	381,508
		3,939,012
Consumer Staples 1.4%
Food & Drug Retailing 0.6%
7-Eleven, Inc.*	20,300	278,719
Great Atlantic & Pacific Tea Co., Inc.*	13,500	109,485
Pathmark Stores, Inc.*	31,400	218,858
		607,062
Food Products 0.8%
Delta & Pine Land Co.	2,800	64,428
Flowers Foods, Inc.	27,150	619,020
J & J Snack Foods Corp.*	3,600	125,280
Sanderson Farms, Inc.	3,300	103,818
		912,546
Energy 3.8%
Energy Equipment & Services 0.6%
Maverick Tube Corp.*	13,200	204,864
Oceaneering International, Inc.*	3,200	75,264
Universal Compression Holdings, Inc.*	2,300	49,496
Veritas DGC, Inc.*	40,500	323,190
		652,814
Oil & Gas 3.2%
Comstock Resources, Inc.*	25,600	342,016
KCS Energy, Inc.*	60,000	408,000
Magnum Hunter Resources, Inc.*	32,600	260,474
Nuevo Energy Co.*	34,000	617,780
Patina Oil & Gas Corp.	21,906	793,873
Range Resources Corp.*	82,800	566,352
Remington Oil & Gas Corp.*	17,700	321,255
St. Mary Land & Exploration Co.	8,500	215,220
		3,524,970
Financials 19.9%
Banks 10.5%
Anchor Bancorp Wisconsin, Inc.	9,100	213,668
Bank of the Ozarks, Inc.	10,700	476,257
BankAtlantic Bancorp., Inc. "A"	50,300	716,775
Cathay Bancorp, Inc.	4,500	199,125
Central Pacific Financial Corp.	1,700	41,650
City Holding Co.	14,000	464,800
Commercial Federal Corp.	9,300	226,455
Community Bank System, Inc.	3,800	166,858
Community First Bankshares, Inc.	9,200	243,156
Corus Bankshares, Inc.	2,700	144,450
Dime Community Bancshares	3,550	81,650
Fidelity Bancshares, Inc.	6,700	175,942
First Charter Corp.	1,600	31,360
First Federal Financial Corp.*	3,900	154,050
First Financial Bankshares, Inc.	3,100	114,576
Flagstar Bancorp., Inc.	30,500	699,975
Gold Banc Corp., Inc.	33,700	408,781
Hancock Holding Co.	6,650	328,177
IBERIABANK Corp.	6,400	336,768
Local Financial Corp.*	3,500	62,615
MAF Bancorp., Inc.	5,500	210,100
MB Financial, Inc.	1,500	66,600
NetBank, Inc.	25,200	313,740
OceanFirst Financial Corp.	7,200	180,216
Pacific Capital Bancorp	2,700	82,323
Provident Bankshares Corp.	5,500	155,375
R & G Financial Corp. "B"	27,500	803,000
Republic Bancorp., Inc.	2,730	36,364
Sandy Spring Bancorp., Inc.	3,800	123,576
Seacoast Banking Corp. of Florida	8,580	149,292
Staten Island Bancorp., Inc.	43,900	853,855
Texas Regional Bancshares, Inc. "A"	4,015	135,667
The South Financial Group, Inc.	11,800	293,702
UCBH Holdings, Inc.	29,200	882,716
Umpqua Holdings Corp.	10,600	201,718
W Holding Co., Inc.	44,300	792,970
Waypoint Financial Corp.	13,440	268,800
WesBanco, Inc.	3,600	84,600
Westcorp	7,800	272,610
Wintrust Financial Corp.	750	28,252
WSFS Financial Corp.	6,200	261,640
		11,484,204
Consumer Finance 0.3%
Cash America International, Inc.	21,400	350,960

Diversified Financials 1.1%
CompuCredit Corp.*	24,500	428,750
New Century Financial Corp.	28,700	812,784
		1,241,534
Insurance 2.2%
American Medical Security Group, Inc.*	24,200	491,502
Cotton States Life Insurance Co.	45,525	459,575
LandAmerica Financial Group, Inc.	9,400	430,896
Phoenix Companies, Inc.	14,700	169,785
State Auto Financial Corp.	2,400	60,528
Stewart Information Services Corp.*	8,000	225,920
The Midland Co.	12,000	255,600
Zenith National Insurance Corp.	11,600	322,712
		2,416,518
Internet Software & Services 0.7%
Bankrate, Inc.*	34,500	482,310
eSPEED, INC.*	11,400	257,754
		740,064
Real Estate 5.1%
Alexandria Real Estate Equities, Inc. (REIT)	6,800	326,604
Anthracite Capital, Inc. (REIT)	9,200	88,780
Anworth Mortgage Asset Corp. (REIT)	10,900	155,652
Brandywine Realty Trust (REIT)	10,900	280,021
Capital Automotive (REIT)	9,900	302,049
Capstead Mortgage Corp. (REIT)	10,600	131,758
Colonial Properties Trust (REIT)	2,500	90,075
Essex Property Trust, Inc. (REIT)	5,500	344,905
Glimcher Realty Trust (REIT)	5,900	124,313
Health Care, Inc. (REIT)	4,400	135,740
Heritage Property Investment Trust (REIT)	4,800	138,624
Home Properties of New York, Inc. (REIT)	8,300	325,360
Impac Mortgage Holdings, Inc. (REIT)	20,400	330,276
Kilroy Realty Corp. (REIT)	10,300	294,065
Kramont Realty Trust (REIT)	12,300	208,485
Manufactured Home Communities, Inc. (REIT)	4,800	188,064
Nationwide Health Properties, Inc. (REIT)	19,200	335,808
Post Properties, Inc. (REIT)	4,300	117,089
Prentiss Properties Trust (REIT)	7,000	217,000
PS Business Parks, Inc. (REIT)	2,900	109,446
Redwood Trust, Inc. (REIT)	3,400	144,160
SL Green Realty Corp. (REIT)	9,300	335,823
Sovran Self Storage, Inc. (REIT)	3,800	125,970
Summit Properties, Inc. (REIT)	10,200	231,744
Sun Communities, Inc. (REIT)	6,800	267,920
Washington Real Estate Investment Trust (REIT)	6,200	179,800
		5,529,531
Health Care 12.6%
Biotechnology 3.4%
Aphton Corp.*	25,000	140,250
Digene Corp.*	5,600	228,816
Enzo Biochem, Inc.*	17,675	344,839
Enzon Pharmaceuticals, Inc.*	40,900	476,076
Exelixis, Inc.*	4,900	34,986
Genecor International, Inc.*	15,800	247,902
Indevus Pharmaceuticals, Inc.*	18,400	98,440
Kos Pharmaceuticals, Inc.*	10,100	347,440
Martek Biosciences Corp.*	11,800	621,506
Nabi Biopharmaceuticals*	3,900	32,877
Onyx Pharmaceuticals, Inc.*	19,000	409,450
Regeneron Pharmaceuticals, Inc.*	20,600	364,002
Serologicals Corp.*	30,400	399,760
		3,746,344
Health Care Equipment & Supplies 2.0%
ALARIS Medical, Inc.*	20,800	345,280
Biosite, Inc.*	9,300	263,934
Merit Medical System, Inc.*	24,133	533,347
Regeneration Technologies, Inc.*	25,900	234,395
SurModics, Inc.*	7,900	212,036
VISX, Inc.*	29,000	552,450
Wilson Greatbatch Technologies, Inc.*	2,700	97,335
		2,238,777
Health Care Providers & Services 4.7%
AMERIGROUP Corp.*	16,900	754,247
Beverly Enterprises, Inc.*	69,500	411,440
Genesis Health Ventures, Inc.*	27,400	664,450
Hanger Orthopedic Group, Inc.*	20,500	314,675
Inveresk Research Group, Inc.*	23,800	472,430
Kindred Healthcare, Inc.*	19,900	745,255
Per-Se Technologies, Inc.*	3,900	62,400
Province Healthcare Co.*	26,200	339,290
Select Medical Corp.*	20,100	578,880
US Oncology, Inc.*	61,400	448,834
VCA Antech, Inc.*	15,000	353,250
		5,145,151
Pharmaceuticals 2.5%
aaiPharma, Inc.*	19,200	328,512
Adolor Corp.*	25,800	473,430
Alpharma, Inc. "A"	26,000	483,600
Bradley Pharmaceutical, Inc.*	13,100	356,975
Impax Laboratories, Inc.*	27,000	337,770
Inspire Pharmaceuticals, Inc.*	8,900	153,080
Perrigo Co.	46,300	589,399
		2,722,766
Industrials 15.1%
Aerospace & Defense 0.5%
Engineered Support Systems, Inc.	9,800	592,900
Airlines 1.0%
Atlantic Coast Airlines Holdings*	11,000	93,610
ExpressJet Holdings, Inc.*	47,700	658,260
Mesa Air Group, Inc.*	32,000	355,200
		1,107,070
Building Products 0.7%
Jacuzzi Brands, Inc.*	62,700	388,740
Trex Co, Inc.*	11,400	353,970
		742,710
Commercial Services & Supplies 6.0%
AMREP Corp.	65,600	986,624
Bowne & Co., Inc.	16,000	239,200
Bright Horizons Family Solutions, Inc.*	14,600	583,270
Casella Waste Systems, Inc.*	20,200	250,884
CDI Corp.	22,900	618,987
Consolidated Graphics, Inc.*	20,600	523,858
CSG Systems International, Inc.*	27,200	401,744
Efunds Corp.*	39,200	484,120
Exult, Inc.*	25,500	205,020
FTI Consulting, Inc.*	20,250	351,337
Gevity HR, Inc.*	28,100	412,508
infoUSA, Inc.*	36,400	273,364
John H. Harland Co.*	9,600	254,112
Kroll, Inc.*	3,000	55,800
Labor Ready, Inc.*	45,700	459,285
Mobile Mini, Inc.*	9,600	185,184
Pegasus Systems, Inc.*	200	2,766
Right Management Consultants, Inc.*	16,900	305,552
		6,593,615
Communications Equipment 0.3%
Aeroflex, Inc.*	39,300	347,805
Construction & Engineering 1.0%
ACMAT Corp. "A"*	15,700	195,230
Dycom Industries, Inc.*	32,200	656,558
MasTec, Inc.*	24,900	241,530
		1,093,318
Electrical Equipment 0.7%
Franklin Electric Co.	500	27,840
General Cable Corp.	34,700	276,212
II-VI, Inc.*	5,300	105,947
Metrologic Instruments, Inc.*	10,100	363,499
		773,498
Industrial Conglomerates 0.5%
Denbury Resources, Inc.*	43,400	536,424
Machinery 3.6%
Clarcor, Inc.	2,950	115,050
Flowserve Corp.*	26,100	529,830
Joy Global, Inc.*	26,000	408,200
Kadant, Inc.*	5,400	103,464
Kennametal, Inc.	7,900	295,460
Nordson Corp.	23,000	595,470
Oshkosh Truck Corp.	22,000	871,420
Terex Corp.*	28,600	529,958
UNOVA, Inc.*	30,500	446,825
		3,895,677
Road & Rail 0.8%
Covenant Transport, Inc. "A"*	27,800	511,520
Knight Transportation, Inc.*	15,900	398,613
		910,133
Information Technology 20.0%
Communications Equipment 2.6%
Aspect Communications Corp.*	35,900	299,047
Audiovox Corp. "A"*	30,900	390,267
Cable Design Technologies Corp.*	13,500	108,000
Centillium Communications, Inc.	29,600	209,272
CommScope, Inc.*	40,600	489,636
Computer Network Technology Corp.*	42,800	371,504
Echelon Corp.*	9,900	117,810
F5 Networks, Inc.*	13,800	265,512
SpectraLink Corp.*	9,300	173,724
Westell Technologies, Inc. "A"*	49,100	367,759
		2,792,531
Computers & Peripherals 3.2%
Advanced Digital Information Corp.*	40,300	565,006
Agilysys, Inc.	40,500	355,185
Avid Technology, Inc.*	11,900	628,796
Hutchinson Technology, Inc.*	16,500	546,150
Intergraph Corp.*	25,400	591,312
Iomega Corp.	43,000	479,020
Rainbow Technologies, Inc.*	32,500	297,050
		3,462,519
Electronic Equipment & Instruments 4.3%
Analogic Corp.	3,800	182,400
Benchmark Electronics, Inc.*	12,500	528,375
Checkpoint Systems, Inc.*	40,100	633,580
Daktronics, Inc.*	20,200	323,402
Global Imaging Systems, Inc.*	17,900	440,340
Itron, Inc.*	18,300	367,281
Keithley Instruments, Inc.	13,300	188,195
Lexar Media, Inc.*	26,400	449,856
MTS Systems Corp.	32,200	490,084
Planar Systems, Inc.*	17,600	377,520
Plexus Corp.*	17,500	271,950
Teledyne Technologies, Inc.*	32,200	468,510
		4,721,493
Internet Software & Services 1.9%
Ask Jeeves, Inc.*	15,700	273,180
BroadVision, Inc.*	20,200	99,041
Digital Insight Corp.*	10,400	206,960
EarthLink, Inc.*	23,700	195,051
InfoSpace, Inc.*	10,300	210,223
Overture Services, Inc.*	12,300	325,827
Support.Com, Inc.*	28,900	323,391
Watchguard Technologies, Inc.*	4,500	24,075
WebEx Communications, Inc.*	15,300	290,547
Websense, Inc.*	7,100	151,017
		2,099,312
IT Consulting & Services 1.6%
American Management Systems, Inc.*	27,900	355,725
IDX Systems Corp.*	23,000	531,760
Startek, Inc.	4,500	144,000
Titan Corp.*	34,100	710,644
		1,742,129
Semiconductor Equipment & Products 2.0%
Actel Corp.*	6,300	151,011
ChipPAC, Inc. "A"*	51,700	304,513
Entegris, Inc.*	24,400	275,720
ESS Technology, Inc.*	20,600	222,068
GlobespanVirata, Inc.*	48,400	349,448
ON Semiconductor Corp.*	54,600	223,860
Photronics, Inc.*	12,400	263,624
Power Integrations, Inc.*	13,200	438,768
		2,229,012
Software 4.4%
E. Piphany*	17,600	87,824
Group 1 Software, Inc.*	20,200	362,994
Hyperion Solutions Corp.*	18,100	522,547
Informatica Corp.*	39,300	292,785
Kronos, Inc.*	12,000	634,920
Macrovision Corp.*	23,800	439,586
Micromuse, Inc.*	43,900	359,102
ScanSoft, Inc.*	50,000	209,500
SeaChange International, Inc.*	7,000	87,710
SS&C Technologies, Inc.	9,800	195,902
Sybase, Inc.*	39,100	665,091
TIBCO Software, Inc.*	22,000	117,700
Tradestation Group, Inc.*	33,300	248,817
Transaction Systems Architects, Inc. "A"*	27,100	450,131
Verity, Inc.*	11,200	146,384
		4,820,993
Materials 4.0%
Chemicals 2.6%
Cambrex Corp.	23,200	526,640
Crompton Corp.	62,600	363,706
FMC Corp.*	17,400	438,480
Georgia Gulf Corp.	30,000	700,500
Hercules, Inc.*	46,100	522,313
Macdermid, Inc.	11,300	298,885
		2,850,524
Containers & Packaging 0.2%
Crown Holdings, Inc.*	27,600	186,300
Myers Industries, Inc.	2,975	29,780
		216,080
Metals & Mining 0.4%
Cleveland-Cliffs, Inc.*	15,900	407,040
Paper & Forest Products 0.8%
Louisiana-Pacific Corp.*	57,400	790,972
Wausau-Mosinee Paper Corp.	7,900	96,459
		887,431
Telecommunication Services 1.7%
Diversified Telecommunication Services 0.8%
Cincinnati Bell, Inc.*	15,300	77,877
Commonwealth Telephone Enterprises, Inc.*	3,800	152,494
Golden Telecom Inc.*	11,500	314,410
Primus Telecommunications Group, Inc.*	46,600	314,550
		859,331
Wireless Telecommunication Services 0.9%
Boston Communications Group, Inc.*	29,100	290,156
Dobson Communications Corp. "A"*	25,500	207,060
Triton PCS Holdings, Inc. "A"*	24,200	107,932
Western Wireless Corp. "A"*	21,800	406,352
		1,011,500
Utilities 2.0%
Electric Utilities 0.2%
Black Hills Corp.	2,800	86,408
PNM Resources, Inc.	5,400	151,416
		237,824
Gas Utilities 1.7%
Energen Corp.	16,800	607,824
New Jersey Resources Corp.	7,800	281,112
Southern Union Co.*	10,290	174,930
Southwestern Energy Co.*	44,300	801,830
		1,865,696
Multi-Utilities 0.1%
Westar Energy, Inc.	4,800	88,560
Total Common Stocks (Cost $91,825,933)		105,110,683

	Principal Amount ($)	Value ($)
US Treasury Obligations 0.3%
US Treasury Bill, 0.805%**, 10/30/2003 (b) (Cost $329,774)	330,000	329,767
	Shares	Value ($)
Cash Equivalents 3.8%
Scudder Cash Management QP Trust 1.08% (c) (Cost $4,144,557)	4,144,557	4,144,557
Total Investment Portfolio - 100.0% (Cost $96,300,264) (a)		109,585,007

* Non-income producing security.
** Annualized yield at the time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $96,384,263. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $13,200,744. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,480,879 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,280,135.
(b) At September 30, 2003, this security has been segregated, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

At September 30, 2003, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized (Depreciation) ($)
Russell 2000 Index	12/18/2003	17	4,290,689	4,146,725	(143,964)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $92,155,707)	$ 105,440,450
Investment in Scudder Cash Management QP Trust (cost $4,144,557)	4,144,557
Total investments in securities, at value (cost $96,300,264)	109,585,007
Cash	10,000
Receivable for Fund shares sold	81,908
Dividends receivable	81,979
Total assets	109,758,894
Liabilities
Payable for Fund shares redeemed	134,123
Payable for daily variation margin on open futures contracts	45,475
Accrued management fee	74,895
Other accrued expenses and payables	46,555
Total liabilities	301,048
Net assets, at value	$ 109,457,846
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	13,284,743
Futures	(143,964)
Accumulated net realized gain (loss)	753,041
Paid-in capital	95,564,026
Net assets, at value	$ 109,457,846

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($4,581,269 / 213,748 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.43
Maximum offering price per share (100 / 94.25 of $21.43)	$ 22.74
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,965,848 / 93,467 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.03
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($901,751 / 42,857 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.04
Maximum offering price per share (100 / 99.00 of $21.04)	$ 21.25
Class AARP Net Asset Value, offering and redemption price per share ($49,801,737 / 2,308,460 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.57
Class S Net Asset Value, offering and redemption price per share ($52,207,241 / 2,421,357 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 21.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,345)	$ 1,010,094
Interest - Scudder Cash Management QP Trust	32,865
Interest	3,146
Total Income	1,046,105
Expenses: Management fee	668,279
Administrative fee	401,378
Distribution service fees	21,268
Trustees' fees and expenses	2,716
Other	7,335
Total expenses	1,100,976
Net investment income (loss)	(54,871)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	1,086,113
Futures	923,249
2,009,362
Net unrealized appreciation (depreciation) during the period on: Investments	24,245,593
Futures	(91,366)
24,154,227
Net gain (loss) on investment transactions	26,163,589
Net increase (decrease) in net assets resulting from operations	$ 26,108,718

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income (loss)	$ (54,871)	$ (163,130)
Net realized gain (loss) on investment transactions	2,009,362	9,906,671
Net unrealized appreciation (depreciation) on investment transactions during the period	24,154,227	(11,689,981)
Net increase (decrease) in net assets resulting from operations	26,108,718	(1,946,440)
Fund share transactions: Proceeds from shares sold	25,992,937	31,497,284
Cost of shares redeemed	(23,722,161)	(23,951,630)
Net increase (decrease) in net assets from Fund share transactions	2,270,776	7,545,654
Increase (decrease) in net assets	28,379,494	5,599,214
Net assets at beginning of period	81,078,352	75,479,138
Net assets at end of period	$ 109,457,846	$ 81,078,352

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.02	$ 16.04	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.08)	(.03)
Net realized and unrealized gain (loss) on investment transactions	5.46	.06	(2.43)
Total from investment operations	5.41	(.02)	(2.46)
Net asset value, end of period	$ 21.43	$ 16.02	$ 16.04
Total Return (%)[c]	33.77	(.12)	(13.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	1.009
Ratio of expenses (%)	1.42	1.48	1.48*
Ratio of net investment income (loss) (%)	(.25)	(.44)	(.60)*
Portfolio turnover rate (%)	164	146	48
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	5.37	.06	(2.43)
Total from investment operations	5.18	(.16)	(2.49)
Net asset value, end of period	$ 21.03	$ 15.85	$ 16.01
Total Return (%)[c]	32.68	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.9		.02
Ratio of expenses (%)	2.25	2.28	2.28*
Ratio of net investment income (loss) (%)	(1.08)	(1.24)	(1.40)*
Portfolio turnover rate (%)	164	146	48
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.85	$ 16.01	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.22)	(.06)
Net realized and unrealized gain (loss) on investment transactions	5.39	.06	(2.43)
Total from investment operations	5.19	(.16)	(2.49)
Net asset value, end of period	$ 21.04	$ 15.85	$ 16.01
Total Return (%)[c]	32.74	(1.00)	(13.46)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.9	.1	.002
Ratio of expenses (%)	2.21	2.26	2.25*
Ratio of net investment income (loss) (%)	(1.04)	(1.22)	(1.37)*
Portfolio turnover rate (%)	164	146	48
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class AARP
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.09	$ 16.06	$ 18.32	$ 17.89	$ 16.93
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.03)	(.06)	(.08)	.02
Net realized and unrealized gain (loss) on investment transactions	5.49	.06	(2.20)	.53	.96
Total from investment operations	5.48	.03	(2.26)	.45	.98
Less distributions from: Net investment income	-	-	-	(.02)	(.02)
Net asset value, end of period	$ 21.57	$ 16.09	$ 16.06	$ 18.32	$ 17.89
Total Return (%)	34.06	.19	(12.34)	2.41[b]	5.70
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	50	37	34	48	66
Ratio of expenses before expense reductions (%)	1.21	1.21	1.23	1.86[c]	1.70
Ratio of expenses after expense reductions (%)	1.21	1.21	1.23	1.73[c]	1.70
Ratio of net investment income (loss) (%)	(.04)	(.17)	(.32)	(.46)	.13
Portfolio turnover rate (%)	164	146	48	48	17
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.78% and 1.65%, respectively.

Class S
Years Ended September 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.08	$ 16.05	$ 18.30	$ 18.50
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.03)	(.06)	-[c]
Net realized and unrealized gain (loss) on investment transactions	5.49	.06	(2.19)	(.20)
Total from investment operations	5.48	.03	(2.25)	(.20)
Net asset value, end of period	$ 21.56	$ 16.08	$ 16.05	$ 18.30
Total Return (%)	34.08	.19	(12.30)	(1.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	41	42	46
Ratio of expenses (%)	1.21	1.21	1.23	1.19d*
Ratio of net investment income (loss) (%)	(.04)	(.17)	(.32)	(.21)*
Portfolio turnover rate (%)	164	146	48	48
[a] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] The ratio of operating expenses includes a one-time reduction in reorganization costs from fiscal 2000. The ratio without this reduction was 1.24%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Small Company Stock Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ 693,076
Capital loss carryforwards	$ -
Net unrealized appreciation (depreciation) on investments	$ 13,200,744

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $142,247,526 and $141,940,238, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $500,000,000 of the Fund's average daily net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.475%, 0.525%, 0.50%, 0.45% and 0.45% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service provides to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 11,292	$ 1,802
Class B	6,881	873
Class C	1,980	380
Class AARP	182,713	18,899
Class S	198,512	21,024
	$ 401,378	$ 42,978

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50% of average daily net assets for Class A, B, C, AARP, and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class B	$ 9,830	$ 1,260
Class C	2,971	573
	$ 12,801	$ 1,833

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class A	$ 4,672	$ 97.20%
Class B	2,929	175.22%
Class C	866	86.22%
	$ 8,467	$ 358

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2003 were $2,195.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for Class B and C shares aggregated $2,239 and $97, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2003, pursuant to the Administrative Agreement, no custodian credits were earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	162,865	$ 3,080,060	113,596	$ 2,150,294
Class B	83,403	1,522,469	76,031	1,450,084
Class C	40,771	757,973	15,807	299,846
Class AARP	470,545	9,188,149	757,836	14,872,031
Class S	611,109	11,444,286	661,188	12,725,029
		$ 25,992,937		$ 31,497,284
Shares redeemed
Class A	(26,933)	$ (482,686)	(36,353)	$ (645,084)
Class B	(44,628)	(788,586)	(22,606)	(397,940)
Class C	(5,825)	(106,572)	(8,009)	(138,496)
Class AARP	(483,676)	(8,726,706)	(549,395)	(10,173,363)
Class S	(770,026)	(13,617,611)	(667,584)	(12,596,747)
		$ (23,722,161)		$ (23,951,630)
Net increase (decrease)
Class A	135,932	$ 2,597,374	77,243	$ 1,505,210
Class B	38,775	733,883	53,425	1,052,144
Class C	34,946	651,401	7,798	161,350
Class AARP	(13,131)	461,443	208,441	4,698,668
Class S	(158,917)	(2,173,325)	(6,396)	128,282
		$ 2,270,776		$ 7,545,654

Report of Independent Auditors

To the Trustees of Investment Trust and the Shareholders of Scudder Small Company Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Stock Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts PricewaterhouseCoopers LLP
November 24, 2003

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $762,000 as capital gain dividends for its year ended September 30, 2003, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	48
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (41) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Julie M. Van Cleave (44) Vice President 2003-present	Managing Director, Deutsche Asset Management. Formerly, Managing Director, Mason Street Advisors (1984-2003)	n/a
Charles A. Rizzo (46) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZCAX	SZCBX	SZCCX
CUSIP Number	460965-585	460965-577	460965-569
Fund Number	439	639	739

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ASCSX	SSLCX
Fund Number	139	339

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Small Company Stock
Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Company Stock Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Small Company Stock Fund

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ----------------------------